UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

BIG CLIX, CORP.

 (Exact name of registrant as specified in its charter)

Florida	27-2880472
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

12D School Street, Fairfax, CA	94930
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which Each class is to be registered
N/A	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates:      333-168403   (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of Class)

Item 1.

Description of Registrant’s Securities to be Registered.

The information set forth under the heading “Description of Securities” found at page 29 in the Registrant’s Registration Statement on Form S-1 (File No. 333-168403) filed under the Securities Act of 1933, with the Securities and Exchange Commission on July 29, 2010 (the “Registration Statement”), is hereby incorporated by reference.

Item 2.

Exhibits

The following Exhibits are filed with or incorporated by reference to this Form 8-A:

Number	Description
3.1	Articles of Incorporation.	*
3.2	Articles of Amendment to the Articles of Incorporation.	**
3.3	Bylaws.	*

* Previously filed with the Registrant’s Registration Statement on Form S-1, SEC File Number 333-168403 filed with the Securities and Exchange Commission on July 29, 2010, and incorporated herein by reference.

** Filed herewith

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BIG CLIX, CORP.,

A Nevada corporation

Date: September 25, 2013

By:	/s/ Roger Slotkin
Name: Roger Slotkin
Title: President